SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 8, 2004

BRUNSWICK CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-01043	36-0848180
(State or other jurisdiction of	(Commission File	(IRS Employer
incorporation or organization)	Number)	Identification No.)

1 N. Field Court
Lake Forest, IL 60045-4811
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (847) 735-4700

N/A
(Former name or former address, if changed since last report)

SIGNATURE
INDEX TO EXHIBITS
Press Release

Item 5. Other Events.

On March 8, 2004, Brunswick Corporation announced that it had signed a definitive agreement to acquire the Crestliner, Lowe and Lund aluminum boat brands from Genmar Industries, Inc. The news release issued by Brunswick announcing the signing of the definitive agreement is incorporated herein by reference, and is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 7. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit Number	Description of Exhibit
99.1	Press Release, dated March 8, 2004, of Brunswick Corporation.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 8, 2004	Brunswick Corporation

By:
/s/ Marschall I. Smith Marschall I. Smith Vice President, General Counsel and Secretary

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INDEX TO EXHIBITS

99.1	Press Release, dated March 8, 2004, of Brunswick Corporation.

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